UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                  May 25, 2006
                       (Date of earliest event reported)

                           HYPERDYNAMICS CORPORATION
                 (Name of small business issuer in its charter)

             Delaware                   000-25496                 87-0400335
(State or other jurisdiction of   Commission file number        (IRS Employer
incorporation or organization)                               Identification No.)

                          One Sugar Creek Blvd., #125
                            Sugar Land, Texas 77478
          (Address of principal executive offices, including zip code)

                 voice: (713) 353-9400 fax: fax: (713) 353-9421
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 25, 2006, the board of directors announced that Lewis Ball would no longer be the secretary of the corporation. The board thanked Mr. Ball for his service to the corporation for over ten years. The board stated that the reason Mr. Ball had been replaced was that the board believed that the position of corporate secretary had become a full time, on site position. The board informed Mr. Ball that he would be given serious consideration as a candidate for director at such time a board a vacancy occurred.

     The board further announced that the position of corporate secretary would no longer be an executive officer position. Mr. Ball's replacement as corporate secretary has taken office as a non-executive officer.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    HYPERDYNAMICS CORPORATION

                                (signed)----------------------------------------
Date:  May 29, 2006          By:  /s/   Kent Watts
                                        Kent Watts, President
                                        Chief Executive Officer